UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 19, 2010

GENERAL GROWTH PROPERTIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-11656	42-1283895
(Commission File Number)	(IRS Employer Identification No.)

110 N. Wacker Drive, Chicago, IL	60606
(Address of Principal Executive Offices)	(Zip Code)

(312) 960-5000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On March 19, 2010, Glen Rufrano resigned from the Board of Directors of the General Growth Properties, Inc. (the “Company”).  Mr. Rufrano stated that his resignation is not due to any disagreement between Mr. Rufrano and the Company or its management on any matter relating to the Company’s operations, policies or practices.  The Company issued a press release announcing Mr. Rufrano’s resignation, a copy of which is being furnished as Exhibit 99.1 to this report, which is hereby incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

99.1	Press Release titled “Glen J. Rufrano Steps Down from General Growth Properties Board of Directors Due to His New Position with Cushman & Wakefield” dated March 19, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL GROWTH PROPERTIES, INC.

By:	/s/Edmund Hoyt
Name:	Edmund Hoyt
Title:	Senior Vice President and Chief Financial Officer

Dated:    March  23, 2010

Exhibit Index

Exhibit No.	Exhibit

99.1	Press Release titled “Glen J. Rufrano Steps Down from General Growth Properties Board of Directors Due to His New Position with Cushman & Wakefield” dated March 19, 2010.